UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Remington Oil and Gas Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Remington Oil and Gas
Corporation

Proxy Statement and

Notice of Annual Meeting

Meeting Date May 25, 2005

TABLE OF CONTENTS

Letter to our Stockholders
Notice of 2005 Annual Meeting of Stockholders
Proxy Statement
Questions and Answers	1
The Annual Meeting	1
Nomination of Directors and Stockholder Proposals	2
The Board of Directors and Independence	2
Lead Independent Director	3
Whistleblower Procedures	3
Election of Directors	4
Corporate Governance — Board Compensation	7
Corporate Governance — Board Committees	9
Security Ownership of Certain Beneficial Owners and Management — Ownership of Certain Beneficial Owners	13
Security Ownership of Certain Beneficial Owners and Management — Ownership of Management	13
Certain Relationships and Related Transactions	15
Executive Compensation	16
Equity Compensation Plans	17
Pension Plans	19
Change in Control Arrangements, Severance Plans and Employment Contracts	21
Board Compensation Committee Report on Executive Compensation	23
Performance Graph	26
Ratification of Selection of Independent Auditor	27
Audit Committee Report	28
Independent Public Accountants	29
Audit Committee Charter	30

(i)

Letter to Our Stockholders

To Our Stockholders:

        I cordially invite all of our Stockholders to the Park Cities Hilton in Dallas, Texas, at 9:00 a.m. on May 25, 2005, for our Annual Meeting. This proxy statement and proxy card are sent to you in connection with the Annual Meeting. Also enclosed is a copy of our annual report.

        Please vote as soon as possible. We look forward to seeing you at the Annual Meeting.

Sincerely,

James A. Watt
Chairman and Chief Executive Officer

Notice of Annual Meeting of Stockholders-
May 25, 2005

TIME

9:00 a.m. CDT, on Wednesday, May 25, 2005

PLACE

Park Cities Hilton

5954 Luther Lane
Dallas, Texas

BUSINESS

(1)	Election of directors for the ensuing year.
(2)	Ratification of the selection of the independent auditor for 2005.
(3)	Transact all other business that may properly come before the meeting.

DOCUMENTS

The Proxy Statement, proxy card, and Remington Oil and Gas Corporation’s 2004 Annual Report are included in this mailing.

RECORD DATE

Stockholders owning common stock of the Company at the close of business on March 31, 2005, are entitled to vote at the Annual Meeting.

VOTING

Even if you plan to attend the meeting in person, please provide us your voting instructions by marking, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

BY ORDER OF THE

BOARD OF DIRECTORS — March 2, 2005

Frank T. Smith, Jr.

Secretary

Questions and Answers

The Annual Meeting

Q: Why am I receiving this Proxy Statement and card?

A: The Board of Directors of Remington Oil and Gas Corporation is soliciting your proxy for the 2005 Annual Meeting of Stockholders and any adjournments or postponements thereof. The meeting will be held at 9:00 a.m. CDT on Wednesday, May 25, 2005, at the Park Cities Hilton, Dallas, Texas. This Proxy Statement and card are initially being provided to stockholders on or about April 29, 2005.

Q: What am I voting on?

A: The election of directors (who will constitute the Company’s Board of Directors) and the ratification of independent auditor.

Q. Who is entitled to vote?

A: Stockholders as of the close of business on March 31, 2005. Each share of common stock is entitled to one vote. As of March 31, 2005, there were 28,499,597 shares of Remington common stock outstanding.

Q: How do I give voting instructions?

A: You may attend the meeting and vote and give instructions in person or by mail. Instructions are on the proxy card. The persons named on the proxy card will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q: May I change my vote?

A: Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the Company’s secretary before the meeting. The Company’s executive offices are located at 8201 Preston Road, Suite 600, Dallas, Texas 75225-6211. The telephone number is (214) 210-2650.

Q: How do I vote if I hold my stock through a broker, bank or other nominee?

A: Only stockholders of record as of March 31, 2005, are entitled to vote. If you hold your shares through a broker, bank, or other nominee, you hold your shares in “street name.” You most likely will receive a request for voting instructions from the record holder through whom you hold your shares. Follow the instructions in such a request in order for the record holder to follow your voting wishes.

Q: What does it mean if I get more than one proxy card?

A: You will receive a proxy card for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted.

Q: What constitutes a quorum?

A: A majority of the outstanding shares of the Company must be represented at the meeting, whether in person or by proxy, for there to be a quorum for the meeting. For purposes of determining the existence of a quorum so that business may be conducted at the meeting, abstentions are counted as are properly executed proxies which withhold voting authority on any matter. Abstentions for purposes of tabulating the vote have the same effect as a vote against the ratification of the auditor. A proxy withholding voting authority to vote for a director will not affect the outcome of the election of directors, since the affirmative vote of a plurality of shares cast at the meeting is required for election of directors.

Q: Who pays the expense of soliciting proxies?

A: The Company pays the cost of soliciting proxies. The officers or other employees of the Company may solicit proxies to have a larger representation at the meeting.

Q: Are there any other matters which may be brought before the meeting?

A: The Board of Directors knows of no matters to be brought before the meeting other than the election of directors and ratification of the auditor discussed in this Proxy Statement.

Questions and Answers-continued

Q: If there are multiple stockholders associated with my one address, will we receive only one annual report?

A: Certain holders of record may forward only one copy of our annual report per address. If a stockholder desires additional copies, the request can be made by telephone or in writing to: Corporate Secretary, Remington Oil and Gas Corporation, 8201 Preston Road, Suite 600, Dallas, Texas 75225-6211, (214) 210-2650. All requests for additional annual reports will be processed promptly.

Nomination of Directors and Stockholder Proposals

Q: How is the Company’s slate of nominees for director determined?

A: The Nominating and Corporate Governance Committee which is composed of only independent directors by a majority vote proposes a slate of directors to the Board of Directors who must approve the slate by a majority vote in order for the slate to be presented at the Annual Meeting. Our By-Laws set forth the process under which stockholders may submit director nominations. The By-Laws as well as all of our other corporate governance documents are posted on our website at www.remoil.net.

Q: Do you have any particular qualities you seek in a director?

A: Yes we do. These qualities are set forth in Section 3 of our Corporate Governance Guidelines available on our website.

Q: What is the timetable for submitting stockholder proposals for the 2006 Annual Meeting?

A: Section 2.3 of our By-Laws sets forth the procedures for stockholder submission of director nominees and proposals. Under these procedures, and provided that the 2006 Annual Meeting is neither advanced more than 20 days nor delayed more than 70 days from the first anniversary of the 2005 Annual Meeting, the timetable for stockholder submissions will be not earlier than February 23, 2006, and no later than March 15, 2006. If our 2006 Annual Meeting is advanced more 20 days or delayed more than 70 days from the 2005 Annual Meeting anniversary date, to be timely the shareholder proposal must be delivered no later than the 70th day prior to the meeting date.

The Board of Directors and Independence

Q: Who are the independent directors and how are they determined to be independent?

A: Our Nominating and Corporate Governance Committee and our Board of Directors have determined that five of our seven directors are independent. These directors are John E. Goble Jr., William E. Greenwood, David E. Preng, Thomas W. Rollins and Dr. Alan C. Shapiro. Our standards for director independence are contained in Section 2.1 of our By-Laws and Sections 1 and 2 of our Corporate Governance Guidelines. Both of these documents are available on our website. The determination of independence is made first by our Nominating and Corporate Governance Committee and then by the Board of Directors. The cornerstone of our independence standards is the principle that the director in order to be independent must have no direct or indirect material relationship with us. Director’s fees (which includes equity compensation) are the only compensation an independent director may receive from the Company. This is a stricter standard than that adopted by the New York Stock Exchange under which a director, who otherwise meets the independence criteria, may still be considered independent as long as he or she has received no more than $100,000 in a 12 month period during the last 3 years for non-director related fees. In determining whether a material relationship exists with a director apart from director’s fees, we consider more than the monetary aspect of the relationship and look at any personal and professional relationships including any connection with our present or former independent auditor, outside lawyers, whether the director is a former employee of ours, or any connection between the Company and the director’s immediate family.

Q: What board committees are there and how are their members and chairmen selected?

A: There are currently four standing committees of the Board: Audit, Compensation, Nominating and Corporate Governance, and Executive. The members of these committees and their chairmen are selected

Questions and Answers-continued

by a vote of the Board. All members of the Audit, Nominating and Corporate Governance, and Compensation committees must be independent directors.

Q: Do you intend to increase the size of the Board of Directors?

A: Under our By-Laws, the Board may fill vacancies on the Board, or the Nominating and Corporate Governance Committee can propose a slate of directors that results in an increase in the size of the Board. Board size is an issue to be studied as the Board considers appropriate.

Lead Independent Director

Q: Does the Company have a Lead Independent Director and how do I correspond with him?

A: Because of our size, we believe it is in the best interests of the Company and its stockholders that our Chief Executive Officer also serve as Chairman of the Board. We do have a Lead Independent Director (our corporate governance documents refer to him as the Lead Non-Management Director). The duties of the Lead Independent Director are set forth in Section 5 of our Corporate Governance Guidelines which are available on our website. The current Lead Independent Director is David E. Preng. He may be contacted at 2925 Briarpark, Suite 111, Houston, Texas 77042.

Whistleblower Procedures

Q: Has the Company established procedures for reporting allegations of accounting fraud?

A: Yes we have established such procedures. These procedures can be found as a stand-alone item on our website as well as within our Audit Committee Charter also on our website.

Election of Directors

At the 2005 Annual Meeting, 7 directors are to be elected to hold office until the 2006 Annual Meeting. These 7 nominees, all of whom were unanimously approved by both the Nominating and Corporate Governance Committee and the Board of Directors, are set forth below with brief biographies. They are all now Remington directors. The Nominating and Corporate Governance Committee and the Board have determined that 5 of the 7 nominees are independent directors under New York Stock Exchange listing standards and our own more stringent independence guidelines. The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors. The Board of Directors recommends a vote “FOR” the nominees listed in this Proposal.

Current Directors all of whom are standing for re-election

John E. Goble, Jr., CPA, 58, Director since 1997 (Independent)

Positions with us:

•	Member — Audit Committee (Chairman)

Employment:

•	Byrd Investments — Investment and financial advisor since 1986

Outside directorships:

•	Miracle of Pentecost Foundation

Education:

•	Bachelor of Business Administration — Southern Methodist University

William E. Greenwood, 66, Director since April 1997 (Independent)

Positions with us:

•	Member — Audit Committee
•	Member — Nominating and Corporate Governance Committee

Employment:

•	Consultant since 1995
•	Director and Chief Operating Officer — Burlington Northern Railroad Corporation from 1990 until 1994

Outside directorships:

•	Transport Dynamics Inc. (Chairman)
•	President — Mendota Museum and Historical Society

Education:

•	Bachelor of Science — Marquette University

Robert P. Murphy, 46, Director since May 2003

Positions with us:

•	Chief Operating Officer since October 2000
•	President since 2004

Previous employment:

•	Director — Cairn Energy USA, Inc., May 1996-November 1997
•	Vice President — Exploration — Cairn Energy USA, March 1993-January 1998
•	Exploration Geologist — Cairn Energy USA, 1990-March 1993

Outside directorships:

•	Director — Lakehill Preparatory School

Education:

•	Bachelor of Science in Geology — The University of Texas at Austin
•	Master of Science in Geosciences — The University of Texas at Dallas

David E. Preng, 58, Director since April 1997 (Independent)

Positions with us:

•	Lead Independent Director
•	Member — Nominating and Corporate Governance Committee (Chairman)
•	Member — Compensation Committee
•	Member — Executive Committee

Employment:

•	Chief Executive Officer and President since 1980 — Preng and Associates, an international executive search firm specializing in the energy industry

Outside directorships:

•	Director — National Association of Corporate Directors, Houston Chapter
•	Director — Community National Bank
•	Director — Texas A&M University International Board
•	Fellow — Institute of Directors

Education:

•	Bachelor of Science in Business Administration — Marquette University
•	Master of Business Administration — DePaul University

Thomas W. Rollins, 73, Director since July 1996 (Independent)

Positions with us:

•	Member — Nominating and Corporate Governance Committee
•	Member — Compensation Committee
•	Member — Executive Committee (Chairman)

Employment:

•	Chief Executive Officer since 1985 — Rollins Resources, a natural gas and oil consulting firm
•	Previously held executive positions and/or directorships with Shell Oil Company, Pennzoil Company, Florida Gas Transmission Company, Pogo Producing Company, Magma Copper Company and Felmont Oil Corporation.

Outside directorships:

•	Director — Galaxy Energy Corporation, a publicly traded oil and gas exploration and production company currently with properties in Wyoming, Northeast Texas, Montana and Europe
•	Director — Pheasant Ridge Winery
•	Director — The Teaching Company

Education:

•	Geological Engineering Degree and Distinguished Graduate Medalist — The Colorado School of Mines

Alan C. Shapiro, 59, Director since May 1994 (Independent)

Positions with us:

•	Member — Compensation Committee (Chairman)
•	Member — Audit Committee

Employment:

•	The Ivadelle and Theodore Johnson Professor of Banking and Finance in the Department of Finance and Business Economics, Marshall School of Business, University of Southern California, since 1992
•	Chairman of the Department of Finance and Business Economics, University of Southern California, 1993-1998
•	Frequent consultant and expert witness to business and government

Publications:

•	Multinational Financial Management, a best selling textbook used in MBA programs worldwide
•	Numerous other books and articles

Outside Trusteeships

•	Pacific Corporate Group Private Equity Fund

Education:

•	Bachelor of Arts in Mathematics — Rice University
•	Ph.D. in Economics — Carnegie Mellon University

James A. Watt, 55, Director since September 1997

Positions with us:

•	Chief Executive Officer since February 1998
•	Chairman since May 2003
•	Member — Executive Committee

Positions with our affiliates:

•	CKB Petroleum, Inc.

—	Director and President since January 1999

•	CKB & Associates, Inc.

—	Director and President since January 1999

Previous employment highlights:

•	Vice President/ Exploration — Seagull E&P, Inc., 1993-1997
•	Vice President/ Exploration and Exploitation — Nerco Oil & Gas, Inc., 1991-1993

Education:

•	Bachelor of Science in Physics — Rensselaer Polytechnic Institute

Except for Mr. Rollins’ position as a director of Galaxy Energy Corporation and his consulting practice, no director has a significant personal interest in the exploration, development or production of oil and gas. Mr. Rollins is required to abstain on matters in which there may be a conflict of interest between us and Galaxy or one of his clients. We believe that Galaxy has no current activities in our areas of interest.

Corporate Governance-
Board Compensation

Our employees receive no extra pay for serving as directors. Independent directors receive compensation consisting of cash, stock and long-term incentive awards as set forth in the table below. There were 5 Board meetings in 2004. All directors attended at least 75% of the meetings and each director is expected to attend our annual meeting.

In 2004 each independent director became vested in 4,776 shares of the 23,880 restricted shares of our common stock that they had been granted on under the 1999 Contingent Stock Grants discussed in the Equity Compensation Plans section of this proxy statement. As of April 15, 2005, each independent director held 4,776 unvested shares with a market value of $133,250 attributable to the 1999 grants. These unvested shares will not actually be issued until the vesting period has been fulfilled by the director. The value of the unvested stock as of April 15, 2005, is based on the closing price of our common stock on that date, which was $27.90 per share. Dividends, if any, paid by us will not be paid on the unvested 1999 grant shares and the grantee has no right to vote the unvested shares.

Non-Employee Director Stock Purchase Plan

•	This plan was approved by our stockholders December 4, 1997

•	Each independent director may, once a year, elect to receive all or part of his Board compensation in our common stock

•	The number of shares received equals 150% of the cash amount of compensation divided by the closing market price of our common stock on the day the cash fees would be payable

•	Shares received under this plan may not be transferred for one year after issuance

•	Shares may be transferred earlier than one year in the case of a director’s death, disability or departure from the Board

•	During the restricted transfer period the director may vote the stock and receive any dividends

•	The Board may terminate this plan at any time

Director Compensation Table

The following table sets forth Director Compensation for 2004.

	Annual	Committee	Restricted Stock
Director	Retainer($)	Fees($)	Award($)	Total($)

John E. Goble, Jr.	26,000	11,500	161,851	199,351
William E. Greenwood	30,000	13,500	161,851	205,351
David E. Preng	30,000	18,000	161,851	209,851
Thomas W. Rollins	24,000	12,250	161,851	198,101
Alan C. Shapiro	30,000	24,000	161,851	215,851
Don D. Box (Director Emeritus)	20,000	NA	161,851	181,851

The value of the Restricted Stock Award is the number of shares granted in 2004 (6,200 shares) times the average of the high and low price of Remington stock on the day of the stock grant (October 14, 2004). The stock award was made pursuant to the 2004 Remington Oil and Gas Corporation Stock Incentive Plan. This plan is discussed in this proxy statement under Equity Compensation Plans. Directors are reimbursed for actual expenses. No employee director receives extra pay for serving as a Director.

Corporate Governance-
Board Compensation

Our By-Laws provide that the Board may appoint Directors Emeritus in order to utilize the experience and expertise of a former director. Directors Emeritus have no vote on the Board.

Director Compensation for 2005

The following table sets forth Director Compensation for 2005, as approved by the Board.

Annual Retainer	$30,000
Add’l Retainer for Audit Committee Chairman and Lead Independent Director	$15,000
Add’l Retainer for Compensation Committee and Executive Committee Chairman	$10,000
Board Meeting Fees	$1,500
Committee Meeting Fees	$1,000

Independent director retainers are to escalate annually at same rates as merit budget. All fees can be taken in stock at 1.5 times the value of the cash awards.

On April 13, 2005, and pursuant to our 2004 Stock Incentive Plan, the Board of Directors approved a stock grant award for each independent director and Director Emeritus. Under the grant, each director and Director Emeritus received a restricted stock grant award of 20,000 shares with a value as of April 15, 2005, of $558,000, contemplated to vest over a 5 year period.

This grant is discussed in the Equity Compensation Plans section of this proxy statement.

Corporate Governance-
Board Committees

The table below sets forth the membership of the standing committees of the Board with the Chairman of each committee noted with an asterisk.

Director	Audit	Compensation	Nominating	Executive

Goble	X*

Greenwood	X		X

Preng		X	X*	X

Rollins		X	X	X*

Shapiro	X	X*

Watt				X

Number of meetings in 2004	4	7	1	1

The Audit Committee and its functions are governed by an Audit Committee Charter adopted by our Board of Directors. The Audit Committee Charter is included in this proxy statement and can be found on our website.

The Compensation Committee and its functions are discussed in the Compensation Committee Report contained in this proxy statement.

The Nominating and Corporate Governance Committee’s primary purposes are to identify individuals qualified to become members of the Board of Directors, and to recommend a slate of directors to the Board of Directors for election at the Company’s annual meeting or, if requested by the Board of Directors, recommend director candidates to fill a vacancy on the Board.

The Executive Committee has authority to perform in place of the Board of Directors except for matters relating to amending our Certificate of Incorporation, declaring dividends, adopting a merger agreement, recommending to the stockholders a sale or dissolution of the Company, removing or indemnifying directors, and amending By-Laws.

Independent Directors:

Apart from their meetings in connection with scheduled Board of Directors meetings, the five independent directors met one time in 2004. All or part of these meetings excluded company executives. The additional meeting was held in conjunction with director continuing education and to discuss outside of the presence of Company executive officers the direction of the Company and Board evaluations.

The members of the Board also attend corporate governance programs including many run by the National Association of Corporate Directors (NACD). Mr. Preng is a Director of the Houston chapter of the NACD.

From time to time, other committees of the Board of Directors may be established for special purposes.

Our Executive Officers

James A. Watt, 55

Positions with us:

•	Chief Executive Officer since February 1998
•	Director since September 1997
•	Chairman since May 2003
•	Member — Executive Committee

Positions with our affiliates:

•	CKB Petroleum, Inc.

—	Director and President since January 1999

•	CKB & Associates, Inc.

—	Director and President since January 1999

Previous employment highlights:

•	Vice President/ Exploration — Seagull E&P, Inc., 1993-1997
•	Vice President/ Exploration and Exploitation — Nerco Oil & Gas, Inc., 1991-1993

Education:

•	Bachelor of Science in Physics — Rensselaer Polytechnic Institute

Robert P. Murphy, 46

Positions with us:

•	Chief Operating Officer since October 2000
•	President since 2004
•	Director since May 2003

Previous employment:

•	Director — Cairn Energy USA, Inc., May 1996-November 1997
•	Vice President — Exploration — Cairn Energy USA, March 1993-January 1998
•	Exploration Geologist — Cairn Energy USA, 1990-March 1993

Outside directorships:

•	Director — Lakehill Preparatory School

Education:

•	Bachelor of Science in Geology — The University of Texas at Austin
•	Master of Science in Geosciences — The University of Texas at Dallas

Frank T. Smith, Jr.	Age: 59

Position with us:

•	Senior Vice President/ Finance since July 2004
•	Secretary since March 2005

Positions with our affiliates:

•	CKB Petroleum, Inc. — Senior Vice President/ Finance since 2004
•	CKB & Associates, Inc. — Senior Vice President/ Finance since 2004

Recent Previous Employment:

•	Executive Vice President & Manager of Energy Lending, Bank of Texas, 1997-2003
•	Director, Energy & Utilities Group, Bank of Boston, 1990-1997

Education:

•	Master of Business Administration, The Wharton School of the University of Pennsylvania
•	Master of Education, University of Delaware
•	Bachelor of Science, University of Delaware

Steven J. Craig	Age: 53

Position with us:

•	Senior Vice President/ Planning and Administration since April 1997

Positions with our affiliates:

•	CKB Petroleum, Inc.

—	Director and Vice President since January 1999

•	CKB & Associates, Inc.

—	Director and Vice President since January 1999

Education:

•	Bachelor of Arts in Economics — Southern Methodist University
•	Master of Business Administration in Finance and Quantitative Analysis — Southern Methodist University

Gregory B. Cox	Age: 51

Position with us:

•	Vice President/ Exploration since January 2002

Education:

•	Bachelor of Science in Geology — University of Texas at Arlington

Edward V. Howard, CPA	Age: 42

Positions with us:

•	Vice President/ Controller since March 1992
•	Assistant Secretary since October 1997

Education:

•	Bachelor of Business Administration — West Texas State University

Code of Ethics

We have adopted a code of ethics (our “Code of Business Conduct and Ethics” previously filed with the Commission and accessible on our website) that applies to all directors and employees including our Chief Executive Officer, Principal Financial Officer, and Principal Accounting Officer.

Litigation Involving Directors and Executive Officers

We know of no reportable litigation involving the directors or executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon our review of Forms 3, 4, and 5 received by us for 2004, all persons required by Section 16(a) of the Securities Exchange Act of 1934 (“the Act”) to file such forms complied with Section 16(a) of the Act except for one report on Form 4 for Mr. Murphy filed two business days late covering one stock option exercise transaction.

Security Ownership of Certain Beneficial Owners and Management

Ownership of Certain Beneficial Owners

As of March 31, 2005, the following persons or entities held shares of the Company’s common stock in amounts totaling more than 5% of the total shares of common stock outstanding. This information was furnished to us by such persons or derived from statements filed with the Commission.

	Shares of
Name and Address of	Common Stock	Percent of
Beneficial Owner	Beneficially Owned	Common Stock

J.R. Simplot	5,180,628 (1)	18.1%
999 Main Street
Boise, Idaho 83702
Barclays Global Investors, NA	1,835,504 (2)	6.4%
45 Freemont Street
San Francisco, CA 94105
Royce & Associates LLC	1,673,200	5.8%
1414 Avenue of Americas
New York, New York 10019

(1)	This amount includes 4,592,595 shares held by JRS Properties III L.P., 587,033 shares held by J.R. Simplot/ J.R. Simplot Self-Declaration of Revocable Trust, and 1,000 shares held by Mr. and Mrs. Simplot.

(2)	This amount includes 571,891 shares held by Barclays Global Fund Advisors.

Ownership of Management

The number of shares of the Company’s common stock beneficially owned as of April 15, 2005, by each director of the Company, each officer listed in the Summary Compensation Table, and the group comprising all directors and executive officers, are set forth in the following table. This information was furnished to the Company by such persons.

	Shares of	Options
	Common Stock	Exercisable			Percent of
	Beneficially	within 60 days of	Restricted		Common
Name	Owned	April 15, 2004	Stock(1)	Total	Stock

Gregory B. Cox	62,232	53,000	40,600	155,832	*
Steven J. Craig	0	0	35,300	35,300	*
John E. Goble, Jr.	26,894	60,834	26,200	113,928	*
William E. Greenwood	37,968	135,000	26,200	199,168	*
Robert P. Murphy	80,362	99,799	71,600	251,761	*
David E. Preng	220,107	0	26,200	246,307	*
Thomas W. Rollins	18,814	110,000	26,200	155,014	*
Alan C. Shapiro	28,305	72,500	26,200	127,005	*
Frank T. Smith, Jr.	0	25,000	35,100	60,100	*
James A. Watt	150,938	134,337	97,800	383,075	1.4%
All directors and executive officers as a group (11 persons)	631,524	719,470	427,900	1,778,894	6.27%

*	Less than one percent of the outstanding shares.

(1)	These amounts represent share grants approved by our Board of Directors in October 2004 and April 2005 pursuant to the Remington Oil and Gas Corporation 2004 Stock Incentive Plan. A discussion of these grants is contained in this proxy statement under Equity Compensation Plans. Once grant agreements are executed by the Company and each grantee in connection with these shares, the grantee will have voting rights in the grant shares in accordance with the terms of the agreement.

Security Ownership of Certain Beneficial Owners and Management - continued

The following table presents information about our equity compensation plans at December 31, 2004.

	Number of Securities
	to be Issued	Weighted Average
	upon Exercise	Exercise Price	Number of Securities
	of Outstanding Options,	of Outstanding Options,	Remaining Available
Plan Category	Warrants and Rights	Warrants and Rights	for Future Issuance

	(a)	(b)	(c)
Equity compensation plans approved by stockholders	1,728,439	$11.50	1,926,805
Equity compensation plans not approved by stockholders	129,382	$—	—

Total	1,857,821	$10.70	1,926,805

The information above regarding equity compensation plans not approved by the stockholders includes contingent one-time stock grants made in 1999 to all employees and directors. 686,472 shares were awarded. The remaining 64,691 shares vest on January 17, 2006.

Certain Relationships and Related
Transactions

None.

Executive Compensation

The following table summarizes the compensation paid by the Company during 2004, 2003, and 2002 to the Company’s Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus in 2004 exceeded $100,000.

Summary Compensation Table

					Long-Term
					Compensation

		Annual Compensation				Securities
					Restricted	Underlying
				Other Annual	Stock	Options/	All Other
Name and	Fiscal	Salary	Bonus	Compensation	Awards	SAR’s	Compensation
Principal Position	Year	($)	($)	($)(1)	($)	(#)	($)(4)

James A. Watt	2004	414,000	580,000	—	590,064	—	1,242
Chairman and Chief Executive	2003	400,008	358,000	—	—	35,000	1,242
Officer	2002	360,000	252,000	—	—	35,000	1,242

Robert P. Murphy	2004	301,200	361,000	—	429,608		810
President and Chief Operating	2003	290,004	300,000	—	—	30,000	540
Officer	2002	275,004	159,000	—	—	32,000

Gregory B. Cox	2004	181,038	133,000	—	248,448	—	861
Vice President/	2003	174,000	105,000	—	—	18,000	822
Exploration	2002	167,004	57,000	—		20,000	511

Steven J. Craig	2004	176,100	70,000	—	214,804	—	836
Senior Vice President/	2003	171,000	70,000	—	—	12,000	806
Planning and Administration	2002	165,000	41,000	—		18,000	773

J. Burke Asher(3)	2004	159,708	63,900	—	—	—	2,138
Vice President/ Finance	2003	155,004	65,000	—	—	11,000	2,059
and Secretary	2002	150,000	37,000	—		17,500	1,980

Frank T. Smith, Jr.(4)	2004	87,230	69,000	—	209,628	25,000	720
Senior Vice President/Finance and Secretary

(1)	No amount is included, as it is less than the lower of $50,000 or 10% of the total salary and bonus of the individual for the year.

(2)	These amounts are for group term life insurance premiums paid by the Company.

(3)	In connection with his retirement, Mr. Asher ceased being an executive officer as of July 7, 2004, and Secretary as of March 2, 2005.

(4)	Mr. Smith joined us as Senior Vice President/ Finance as of July 7, 2004. His 2004 base salary on an annual basis was $180,000.

See “Change in Control Arrangements, Severance Plans and Employment Contracts” below.

Equity Compensation Plans

1997 Stock Option Plan

We granted stock options for our employees and directors under the 1997 Stock Option Plan which was approved by stockholders. Fewer than 50,000 shares remain ungranted under this plan. In 2004, we made only two grants under the program. No more options will be issued under the 1997 Stock Option Plan. All unvested options vested as of December 31, 2004. Details concerning the 1997 stock option plan are contained in the plan itself. For a copy of the plan, call Investor Relations at (214) 210-2650.

Option Grants in Last Fiscal Year

Individual Grants

	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise		Grant Date
	Options	Employees in	Price	Expiration	Present
Name	Granted	Fiscal Year	$/Share	Date	Value $(1)

Frank T. Smith, Jr.	25,000	100%	23.89	07/07/2014	390,750

(1)	We determined this value using the Black-Scholes option pricing model with the following assumptions: stock price volatility of 65.19%; interest rate based on the yield to maturity of a 7-year Treasury security; exercise in the tenth year; and a dividend rate of zero.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
	Number of		Underlying Unexercised		In-the-Money Options at
	Shares	Value	Options at Fiscal Year-End		Fiscal Year-End ($)(2)
	Acquired on	Realized
Name	Exercise	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

James A. Watt	122,650	$2,376,612	200,864	0	$3,279,254	0
Robert P. Murphy	86,795	$1,698,790	111,109	0	$1,397,235	0
Gregory B. Cox	0	$0	88,120	0	$1,309,200	0
Steven J. Craig	24,033	$279,174	28,000	0	$270,200	0
Frank T. Smith, Jr.	0	$0	25,000	0	$84,000	0

(1)	Computed as the number of securities multiplied by the difference between the option exercise price and the mean of the high and low price of our common stock on the date of exercise.

(2)	Computed as the number of securities multiplied by the difference between the option exercise prices and the closing price of our common stock on December 31, 2004.

1999 Contingent Stock Grants

In 1999, the Board of Directors approved contingent awards of stock to employees and directors totaling 679,937 shares of our common stock. As of April 15, 2005, Mr. Watt held 12,417 unvested 1999 grant shares with an aggregate market value of $346,434, Mr. Murphy held 8,358 unvested 1999 grant shares with an aggregate market value of $233,188, and Mr. Craig held 5,478 unvested 1999 grant shares with an aggregate market value of $152,836. The value of the unvested stock is based on the closing price of our stock on April 15, 2005, which was $27.90 per share. These remaining shares vest on January 17, 2006.

Equity Compensation Plans – continued

2004 Stock Incentive Plan

     2004 Stock Grants

On May 24, 2004, our stockholders approved the Remington Oil and Gas Corporation 2004 Stock Incentive Plan. By resolution at its October 14, 2004, meeting, the Compensation Committee of the Board of Directors, a committee composed entirely of independent directors, approved restricted stock grant transactions totaling 200,000 shares to be issued in accordance with the 2004 Stock Incentive Plan. The Board of Directors by Unanimous Consent in lieu of Meeting, dated October 14, 2004, ratified the action of the Compensation Committee. All of our current directors, officers, and other employees, received grants.

The vesting schedule under the October 2004 restricted stock grant is as follows:

October 14, 2005	20%
October 14, 2006	20%
October 14, 2007	20%
October 14, 2008	20%
October 14, 2009	20%

In addition, vesting of the grant may be accelerated in accordance with the grant agreements executed by the Company and each grantee.

Each independent director and director emeritus received 6,200 shares as part of the grant. The number of shares received by each Named Executive Officer and the value of the shares as of April 15, 2005 are as follows: James A. Watt 22,800 shares valued at $636,120, Robert P. Murphy 16,600 shares valued at $463,140, Frank T. Smith, Jr. 8,100 shares valued at $225,990, Gregory B. Cox 9,600 shares valued at $267,840 and Steven J. Craig 8,300 shares valued at $231,570.

     April 2005 Grant

On April 13, 2005, The Board of Directors pursuant to the 2004 Stock Incentive Plan approved a restricted stock grant for Non-Employee directors and employees.

The vesting schedule under the April 2005 restricted stock grant is as follows:

April 13, 2006	0%
April 13, 2007	0%
April 13, 2008	25%
April 13, 2009	25%
April 13, 2010	50%

In addition, vesting of the grant may be accelerated in accordance with the grant agreements executed by the Company and each grantee.

Each independent director and director emeritus received 20,000 shares as part of the grant. The number of shares received by each Named Executive Officer and the value of the shares as of April 15, 2005 are as follows: James A. Watt 75,000 shares valued at $2,092,500, Robert P. Murphy 55,000 shares valued at $1,534,500, Frank T. Smith, Jr. 27,000 shares valued at $753,300, Gregory B. Cox 31,000 shares valued at $864,900 and Steven J. Craig 27,000 shares valued at $753,300.

Shares issued pursuant to the October 2004 and April 2005 stock grants are subject to the execution of a written grant agreement and shall bear a restrictive legend until such time as the shares vest. Prior to vesting, the grantee shall have the right to vote the shares and receive any dividends. Such rights, however, will cease in the event the grantee’s service with us is terminated under conditions which do not cause an accelerated vesting of the grant shares.

Pension Plans

Our defined benefit pension plans provide retirement and other benefits to eligible employees upon reaching the “normal retirement age,” which is age 65 or after 3 years of service (5 years if employment terminated prior to January 1, 2001), if later. Directors who are not also employees of the Company are not eligible to participate in the plans. Employees are eligible to participate on January 1 following the completion of six months of service or the attainment of age 20 1/2, if later. Additional provisions are made for early or late retirement, disability retirement and benefits to surviving beneficiaries. Subject to Internal Revenue Code imposed limitations discussed in Footnote (1) below, at normal retirement age, an eligible employee will receive a monthly retirement income equal to 35% of his or her average monthly compensation during the three consecutive calendar years in the prior 10 years which provide the highest average compensation, plus 0.65% of such average compensation in excess of the amount shown in the Social Security Covered Compensation Table (as published annually by the Internal Revenue Service) multiplied by his or her years of service, limited to 35 years. If an employee terminates employment (other than by death or disability) before completion of three years of service (five years if employment terminated prior to January 1, 2001), no benefits are payable. If an employee terminates employment after three years of service (five years if employment terminated prior to January 1, 2001), the employee is entitled to all pro rata accrued benefits. The following table illustrates the annual pension for plan participants that retire at “normal retirement age” in 2004:

Pension Plan Table

	Years of Service(1)(3)(4)
Average
Compensation(1)(2)	15	20	25	30	35

($)	($)	($)	($)	($)	($)
125,000	51,433	53,994	56,555	59,116	61,677
150,000	62,621	65,994	69,368	72,741	76,115
175,000	73,808	77,994	82,180	86,366	90,552
200,000	84,996	89,994	94,993	99,991	104,990
225,000	87,233	92,394	97,555	102,716	107,877
250,000	87,233	92,394	97,555	102,716	107,877
300,000	87,233	92,394	97,555	102,716	107,877
400,000	87,233	92,394	97,555	102,716	107,877
450,000	87,233	92,394	97,555	102,716	107,877
500,000	87,233	92,394	97,555	102,716	107,877

(1)	As of December 31, 2004, the Internal Revenue Code does not allow qualified plan compensation to exceed $225,000 or the benefit payable annually to exceed $160,000. The Internal Revenue Service will adjust these limitations for inflation in future years. When the limitations are raised, the compensation considered and the benefits payable under the pension plans will increase to the level of the new limitations or the amount otherwise payable under the pension plans, whichever amount is lower.

(2)	Subject to the above limitations, compensation in this table is generally equal to all of a participant’s cash compensation paid in a fiscal year (the total of Salary, Bonus, and Other Annual Compensation in the Summary Compensation Table). Average compensation in this table is the average of a plan participant’s compensation during the highest three consecutive years out of the prior 10 years.

The Company has no supplemental retirement plans for executive employees or directors.

Pension Plans – continued

(3)	The estimated credited service at December 31, 2004, for the executive officers shown in the Summary Compensation Table is as follows: James A. Watt (8 years), Robert P. Murphy (7 years), Frank T. Smith, Jr. (5 months), Steven J. Craig (10 years), J. Burke Asher (8 years), and Gregory B. Cox (7 years).

(4)	The normal form of payment is a life annuity for a single participant or a 50% joint and survivor annuity for a married participant. Such benefits are not subject to a deduction for Social Security or other offset amounts.

Change in Control Arrangements, Severance Plans and Employment Contracts

We have had employment contracts with our Chief Executive Officer, Chief Operating Officer, and two other executive officers. The provisions of these employment agreements have been disclosed in prior year proxy statements. The Company, although it will continue the employment of the officers with contracts, will not renew any employment contracts. On April 13, 2005, our Board of Directors upon recommendation of our Compensation Committee approved an Executive Severance Plan which covers our Chief Executive and Chief Operating Officers and an Employee Severance Plan which covers all other officers and employees. It is contemplated that the executive officers with employment contracts will either terminate their contracts early and be covered by the applicable severance plan, or remain under the contract until expiration. Upon expiration of their contract they begin coverage under the applicable severance plan.

As of April 15, 2005, if the contingent stock grants under the 1999, October 2004, and April 2005 grants vested by a change of control, it would result in the issuance of a maximum of 917,756 shares to directors and employees.

Pertinent provisions of the severance plans are outlined below.

Executive Severance Plan

•	Covered employees: James A. Watt and Robert P. Murphy

•	Severance Benefits:

(a)	Employment terminated by death or Disability – accrued salary through termination date and pro rata target bonus

(b)	Involuntary Termination or termination with Good Reason, not connected with Change in Control – (i) cash payment equal to 2 times the sum of current Base Salary and the average incentive bonus paid over the last 3 years, (ii) all stock options, restricted stock and other equity compensation shall be governed by the respective plans and granting agreements, (iii) 2 years medical and dental benefits for employee and immediate family, (iv) 12 months out-placement services, (v) immediate vesting of all non-qualified deferred compensation, subject to applicable provisions of tax law

(c)	Involuntary Termination or termination for Good Reason within 3 months prior to or 2 years after a Change of Control – (i) cash payment equal to 2.99 times the sum of current Base Salary and the employee’s maximum annual incentive opportunity, (ii) all stock options, restricted stock and other equity compensation shall be governed by the respective plans and granting agreements, (iii) 3 years medical and dental benefits for employee and immediate family, (iv) 12 months out-placement services, (v) immediate vesting of all non-qualified deferred compensation, subject to applicable provisions of tax law

(d)	gross-up payment for any excise taxes imposed by Sections 409A or 4999 of the Internal Revenue Code

•	3 year confidentiality and 1 year non-compete provisions

Change in Control Arrangements, Severance Plans and Employment Contracts – continued

Employee Severance Plan

•	Covered employees: all full time employees other than James A. Watt and Robert P. Murphy

•	Severance Benefits for Officers and Selected Exempt Employees:

(a)	Employment terminated by death or Disability – accrued Base Salary through termination date and pro rata target bonus

(b)	Involuntary Termination, not connected with Change in Control – (i) cash payment equal to 1 times the sum of current Base Salary and the average incentive bonus paid over the last 3 years, (ii) all stock options, restricted stock and other equity compensation shall be governed by the respective plans and granting agreements, (iii) 1 year medical and dental benefits for employee and immediate family subject to employee gaining new employment with similar benefits, (iv) 12 months out-placement services, (v) immediate vesting of all non-qualified deferred compensation, subject to applicable provisions of tax law

(c)	Involuntary Termination or termination with Good Reason within 2 years after a Change of Control – (i) cash payment equal to 2 times the sum of current Base Salary and the employee’s maximum annual incentive opportunity, (ii) all stock options, restricted stock and other equity compensation shall be governed by the respective plans and granting agreements, (iii) 2 years medical and dental benefits for employee and immediate family subject to employee gaining new employment with similar benefits , (iv) 12 months out-placement services, (v) immediate vesting of all non-qualified deferred compensation, subject to applicable provisions of tax law

(d)	gross-up payment for any excise taxes imposed by Sections 409A or 4999 of the Internal Revenue Code

•	Severance Benefits for Exempt and Non-Exempt Employees:

(a)	Employment terminated by death or Disability – accrued Base Salary through termination date and pro rata target bonus

(b)	Involuntary Termination or termination with Good Reason within 1 year after Change of Control – (i) cash payment equal to the greater of 6 months Base Pay or 1 month’s Base Salary for each year of service up to 9 months Base Pay, (ii) all stock options, restricted stock and other equity compensation shall be governed by the respective plans and granting agreements, (iii) the greater of 6 months or 1 month for each year of service up to 9 months, medical and dental benefits for employee and immediate family subject to employee gaining new employment with similar benefits

(c)	gross-up payment for any excise taxes imposed by Sections 409A or 4999 of the Internal Revenue Code

•	3 year confidential information and 1 year non-compete provisions

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Alan C. Shapiro, David E. Preng, and Thomas W. Rollins, served on the Compensation Committee in 2004. No executive officer or employee serves on the compensation committee of the Board. None of our executive officers serves on the board of directors of any other entity that has an executive officer serving on our Board.

Board Compensation Committee Report on
Executive Compensation

Each member of the Compensation Committee is independent, as determined by our Nominating and Corporate Governance Committee and our Board of Directors and based on our independence principles outlined in our By-Laws and Corporate Governance Guidelines, which define director independence more strictly than the New York Stock Exchange listing standards.

The Compensation Committee’s primary responsibility is making recommendations to the Board of Directors relating to compensation of our Chief Executive Officer and providing oversight of management’s decisions regarding the compensation of all other executive officers and other employees. The Committee also makes recommendations to the Board of Directors regarding employee benefits, our defined benefit plans, defined contribution plans, and stock based plans. In addition the Committee is charged with assisting the Board in developing CEO succession plans.

A more complete description of this Committee’s function is contained its Charter which is available on our website at www.remoil.net.

Overview of Compensation Philosophy and Program

Our philosophy is to develop a systematic, competitive executive compensation program which recognizes an executive officer’s position and responsibilities, takes into account competitive compensation levels in the industry by similarly sized companies, and reflects both individual and Company performance.

The executive compensation program developed by the Committee is composed of the following three elements: (i) a base salary, (ii) a performance based annual incentive (short-term), and (iii) a stock based grant incentive (long-term). Under this program, the short-term and long-term incentives are “at risk” and are based on the performance of the Company versus defined goals. In addition, the long-term incentives are further “at risk” because they require continued employment through each scheduled vesting date.

The Committee compiles data reflecting the compensation practices of a broad range of organizations in the oil and gas industry that are similar to us in size and performance. In addition, outside experts in executive compensation are consulted. For both the base salary and the annual cash incentive portion of executive compensation the Committee has adopted a philosophy of paying our executive officers at a level that is competitive and within ranges reflected by the data compiled and the opinions of the outside consultants.

          Base Salaries

Base salaries for our executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by our peers. Base salaries are reviewed annually. The salaries we paid to our most highly paid executive officers for the last three years are set forth in the Summary Compensation Table included under Executive Compensation in this Proxy Statement.

          Annual Cash Incentives

The Committee has developed a performance-based annual cash incentive plan covering the executive officers. The objectives in designing the program are to reward participants for accomplishing objectives which are generally measurable and are key components in the measure of shareholder value. Under the annual cash incentive program, the Committee has established a “target” cash incentive award for each executive officer including the Chief Executive Officer that is payable based primarily on the Company achieving certain performance targets which have been set by the Committee and the Board of Directors. To a lesser extent, this cash incentive is based on the executive officer achieving certain individual performance objectives. The basis for our emphasis on reaching company wide goals over individual

Board Compensation Committee Report on
Executive Compensation – continued

performance is based upon the Committee’s belief that due to our size and the nature of our business, the best collective efforts of our executive officers are required to meet the our objective of increasing shareholder value. The performance targets are increasing reserves, production, controlling finding and development costs, and maintaining a competitive return on capital employed. The annual cash incentives we paid to our most highly paid executive officers for the last three years are set forth in the Summary Compensation Table included under Executive Compensation in this Proxy Statement.

          Long-Term Stock Based Incentives

The philosophy of our long-term stock based incentive program is to award stock based incentives to selected plan participants based on their levels within the Company and upon individual merit. Our goal in the design of the program is to allow for a size of award that is competitive within the industry and which provides the executive officers and other employees a meaningful incentive to remain with the Company, to increase performance, and to focus on achieving long-term increases in shareholder value. Other factors considered include the participant’s contribution towards achieving the Company’s long-term objectives such as reserve and production growth as well as the participant’s contributions in achieving the Company’s short and long-term profitability targets.

Prior to 2004, the vast majority of the long-term stock incentive awards were made under our 1997 Stock Option Plan which was approved by our stockholders in December 1997. At our 2004 Annual Meeting, the stockholders approved the Remington Oil and Gas 2004 Stock Incentive Program. Two award grants, a 2004 award and a 2005 award under this program have been approved by this Committee and the Board of Directors. Details of these awards are discussed in general in the Equity Compensation Plans portion of this proxy statement.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount a public company may deduct for compensation paid to the company’s Chief Executive Officer or any of the company’s four most highly compensated executive officers who are employed at the end of the year. Certain types of performance based compensation are not subject to this limit. While this Committee generally intends to structure and administer executive compensation in such a manner so as to not impair the deductibility of CEO and executive officer compensation, the Committee may from time to time approve payments that cannot be deducted in order to maintain flexibility in structuring appropriate compensation programs for the benefit of our stockholders. The Committee does not believe that any loss of the tax deduction benefit would be of a material amount, and such loss would be outweighed by the benefit to our stockholders.

Employment and Severance Agreements

Prior to 2005, the Company has had employment agreements with its Chief Executive Officer and three other executive officers. In addition, a severance program has covered the other Company employees. In April of 2005, this Committee and the Board of Directors, in consultation with outside compensation experts, approved severance plans designed to replace the employment contracts and current severance program.

Chief Executive Officer Compensation

Within the framework described above, this Committee and the Board of Directors approved compensation in salary and bonus for Mr. Watt in an amount which recognizes his strong leadership in directing the Company to the high level of achievement of the performance goals referenced in this report as well as his

Board Compensation Committee Report on
Executive Compensation – continued

leadership that has ensured that the Company maintains a strong financial position. In addition, he was granted long-term stock incentive awards in such amounts as to reinforce his leadership in guiding the Company in its excellent overall achievements of the past year. His base salary paid in 2004 was $414,000 with a bonus of $580,000. He received long-term stock incentive awards valued on the date of the grant at $590,064 representing a multi-year grant aggregating 22,800 shares of our common stock. The details including the vesting schedule of the long-term stock award are set forth in this proxy statement in the discussion of our equity compensation plans.

This report on executive compensation for 2004 is provided by the undersigned members of the Compensation Committee of the Board of Directors.

Dr. Alan C. Shapiro — Chairman

David E. Preng
Thomas W. Rollins

Performance Graph

The following performance graph compares the performance of our common stock to the indices indicated below for the Company’s last five fiscal years. The graph assumes that the value of an investment in our common stock and in each index was $100 at December 31, 1999, and that all dividends were reinvested.

	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004

REMINGTON	100.00	335.5	446.5	423.5	508.1	703.2
NYSE U.S.	100.00	104.0	96.2	79.0	100.8	114.1
NYSE O&G	100.00	165.3	91.7	88.8	120.5	164.4
NASDAQ U.S.	100.00	60.3	47.8	33.1	49.4	53.8
NASDAQ O&G	100.00	207.9	155.8	154.6	273.2	423.9

From December 28, 1998, through June 19, 2002, our common stock traded on the Nasdaq Stock Exchange under the symbol ROIL. Since June 20, 2002, our common stock has traded on the New York Stock Exchange under the symbol REM.

Ratification of Selection of Independent Auditor

The Audit Committee of the Board has selected Ernst & Young LLP as the independent auditor to perform the audit of our financial statements and our internal control over financial reporting for 2005. Ernst & Young LLP was our independent auditor for the year ended December 31, 2004. The firm is a registered public accounting firm.

Ernst & Young representatives are expected to attend the 2005 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent auditor. Although ratification is not required by our corporate governance documents or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and its stockholders.

Our Board of Directors recommends a vote FOR the following proposal:

RESOLVED: that the selection by the Audit Committee of the Board of Directors of the firm Ernst & Young LLP as independent auditor for the Company for the year 2005 is hereby ratified.

Audit Committee Report

The following report of the Company shall not be deemed to be a “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Board is responsible for independent oversight of the Company’s external financial reporting and internal controls over financial reporting. The Audit Committee is composed of three directors named below. Our Board of Directors has determined that all three members of the Audit Committee are independent directors and are financially literate as defined in the New York Stock Exchange listing standards and that John E. Goble, Jr. is an Audit Committee Financial Expert as defined by Securities and Exchange Commission rules. Our Audit Committee Charter, which was reviewed and amended in December 2004, is attached in full to this proxy statement and sets forth, among other things, the Audit Committee’s key practices.

Management is responsible for the Company’s internal controls and the financial reporting process. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards promulgated by the Public Company Accounting Oversight Board and auditing management’s assessment of the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Ernst & Young. Management represented to the Committee that the Company’s financial statements as of December 31, 2004, and for the year then ended were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young. The Committee discussed with Ernst & Young the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

Ernst & Young also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with Ernst & Young their independence.

Based on the Committee’s discussions with management and Ernst & Young, the Committee’s review of the representations of management, and the report of Ernst & Young to the Committee, the Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also approved the selection of Ernst & Young as the Company’s independent registered public accounting firm.

John E. Goble, Jr. — Chairman
William E. Greenwood
Alan C. Shapiro

Independent Public Accountants

The Audit Committee of our Board of Directors has selected Ernst & Young LLP as our principal independent public accountants. Ernst & Young performed our audits for the fiscal years ended December 31, 2003 and 2004. A representative of Ernst & Young is expected to be present at our Annual Meeting. The representative will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

Our principal independent public accountants’ report on the financial statements for either of the past two years has not contained an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years prior to the engagement of Ernst & Young, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Because we recognize the importance of Ernst & Young maintaining objectivity in their audits, Ernst & Young will not be engaged to perform any accounting, tax, or advisory work which they will be placed in judgment of as part of their audit of our financial statements. In addition, the Audit Committee must approve any engagement of Ernst & Young apart from their engagement as our auditors.

Our Audit Committee Charter allows the Chairman of the Audit Committee to approve up to $50,000 in fees with Ernst & Young over and above the amount authorized in our primary engagement letter with Ernst & Young. Any authorization by the Audit Committee Chairman of such additional fees is subject to ratification by at least a majority of the Audit Committee acting as a whole. Other than as discussed above, we have no pre-approved arrangements with Ernst & Young. The Audit Committee approved all of the services relating to the fees shown below.

Fees

For the fiscal years ended December 31, 2004, and December 31, 2003, we incurred the following charges from Ernst & Young in connection with their services:

Type of Fees	2004	2003

Audit Fees	$633,155	$196,470
Audit Related Fees	0	0
Tax Fees	0	92,504
All Other Fees	0	0

Total	$633,155	$288,974

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid Ernst & Young for professional services for the audit of our consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Q, and for services that are normally provided by the accountant in connection with regulatory filings or engagements including comfort letters, consents, and assistance with review of documents filed with the Commission; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for preparation of compliance reports for our retirement plans.

Audit Committee Charter

Purpose and Responsibilities

The Audit Committee is a standing committee of the Board of Directors. Its purpose is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, including assisting the Board of Directors oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the Company’s Registered Public Accounting Firm’s qualifications and independence, and (4) the performance of the Company’s internal audit function and the Company’s Registered Public Accounting Firm, and preparing the Audit Committee Report that the Securities and Exchange Commission rules require be included in the Company’s annual proxy statement.

In carrying forth this purpose, the Audit Committee, as a committee of the Board of Directors shall be directly responsible for the appointment, compensation, and oversight of the work of the Company’s Registered Public Accounting Firm retained for the purpose of preparing or issuing an audit report and related work. The Company’s Registered Public Accounting Firm shall report directly to the Audit Committee. The Audit Committee shall have the sole authority to retain and terminate the Company’s Registered Public Accounting Firm, and to approve all audit engagement fees and terms and all significant non-audit engagements with a Registered Public Accounting Firm. The Audit Committee may, but is not required to, seek the input of the Company’s management as to such matters, provided that the Audit Committee’s responsibilities are not delegated to management. No engagement by the Company of a Registered Public Accounting Firm in connection with an audit, quarterly reviews or other material non-audit related work shall be valid unless the engagement letter relating to such work has been executed by the Chairperson of the Audit Committee. As used throughout this Audit Committee Charter, the term “Registered Public Accounting Firm” shall have the meaning set forth in the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and shall also mean independent public accountants until such time as independent public accountants used by the Company become Registered Public Accounting Firms as required under the Sarbanes-Oxley Act. Unless the context otherwise requires, as used in this Audit Committee Charter, the term “Registered Public Accounting Firm” shall refer to the Registered Public Accounting Firm retained for the purpose of preparing or issuing an audit opinion on the consolidated financial statements of the Company.

The Audit Committee shall have the ultimate power of determination regarding issues of the qualifications, performance and independence of the Company’s Registered Public Accounting Firm and shall prepare the Audit Committee Report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

The Audit Committee shall establish a P.O. Box or address independent of the Company in order to receive communications addressed to the Audit Committee. This address shall be published in the Company’s Proxy Statement and posted on its website.

Organization

•	Appointment and Term. The members of the Audit Committee shall be appointed annually by the vote of the majority of the Board of Directors. The Board of Directors, by majority vote, may remove any member of the Audit Committee. Except for the prior resignation or removal, each member of the Audit Committee shall serve on the Audit Committee until his or her term of office as a director of the Company expires.

•	Composition. The Audit Committee shall be composed of three Independent Directors.

•	Eligibility. Only Independent Directors who receive only director fees and expense reimbursement from the Company as compensation may be members of the Audit Committee and only members of the

Audit Committee Charter – continued

Audit Committee may vote on matters before the Audit Committee. Decisions of the Audit Committee shall require the affirmative vote of a majority of members of the Audit Committee.

•	Qualifications. All members of the Audit Committee must be financially literate, and the Chairperson of the Audit Committee shall have a background in financial reporting, accounting, auditing, or finance

•	Audit Committee Financial Expert. The Audit Committee shall have an “Audit Committee Financial Expert” on the Committee and the Company shall disclose in its Annual Report on Form 10-K and its Proxy Statement for the Annual Meeting that there is an “Audit Committee Financial Expert” on the Audit Committee. The term “Audit Committee Financial Expert” shall have such meaning as promulgated under the regulations in accordance with the Sarbanes-Oxley Act. The “Audit Committee Financial Expert” must understand financial statements and GAAP; have the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; have experience preparing, auditing, analyzing or evaluating financial statements generally comparable to the Company’s financial statements, or has experience supervising one or more persons engaged in such activities; understand internal controls and procedures for financial reporting; and understand audit committee functions.

•	Independence. All members of the Audit Committee must be Independent (as defined in the Company’s By-Laws).

•	Appointment of a Chairperson. The Audit Committee shall recommend a Chairperson from among its members to the Board of Directors for approval. It is the responsibility of the Chairperson to schedule all meetings of the Audit Committee and provide the Audit Committee, other members of the Board, and the Company’s Secretary with a written notice and written agenda for all meetings.

•	Meetings. The Audit Committee shall meet at least four times per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

•	Reporting and Minutes. The Audit Committee shall report to the entire Board of Directors and shall provide all notices and minutes of meetings of the Audit Committee to the Board of Directors. All notices, agendas, and minutes of meetings shall be provided to the Company’s management in order for payment of any applicable meeting fees and expenses to be made.

•	Power to retain Advisors. The Audit Committee is authorized and empowered to retain such independent advisors, including counsel that the Audit Committee may deem necessary in order to carry out its responsibilities. No engagement shall be a valid act of the committee and no compensation for the services of such advisors shall be paid by the Company unless, prior to such engagement, the Company Secretary was advised of the decision to engage the advisor, a preliminary budget for the engagement of the advisor was submitted to the Company Secretary, the identity of the advisor was made known to the Company Secretary so that conflicts could be checked and independence verified, and the Company Secretary was provided an undertaking by the committee chairperson that any and all letters, reports, and studies prepared by the advisor will be made known and made available to the Company’s Board of Directors as a whole.

•	Procedures. The Audit Committee shall establish procedures for:

—	the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

—	the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Audit Committee Charter – continued

—	the receipt, retention, and treatment of submissions by attorneys regarding possible violations of securities laws.

•	Review of Charter. The Audit Committee shall at least on an annual basis review and update its charter and recommend any changes to the Board of Directors for approval.

•	Annual Performance Review. The Audit Committee shall perform an annual performance evaluation of the Audit Committee in accordance with the Company’s By-Laws.

Outside Auditors

•	At least annually, the Audit Committee shall obtain a report by the Company’s Registered Public Accounting Firm responsible for the Company’s audit and audit related work which describes:

—	the Registered Public Accounting Firm’s internal quality control procedures,

—	any material issues raised by the most recent internal quality control review of the Registered Public Accounting Firm,

—	any material issues raised by any inquiries or investigations by any governmental or quasi-governmental, professional authorities or the Public Company Accounting Oversight Board established pursuant to the Sarbanes-Oxley Act within the preceding five years, respecting one or more of the independent audits carried out by the Registered Public Accounting Firm, and any steps taken to deal with such issues, and

—	all relationships between the Registered Public Accounting Firm and the Company, so that the Audit Committee may assess the Registered Public Accounting Firm’s independence.

•	This report from the Registered Public Accounting Firm shall be in addition to an on-going duty of the Registered Public Accounting Firm and the Audit Committee to engage in a continuing dialog regarding any matters, relationships or services that may affect the objectivity of the Registered Public Accounting Firm. In this regard the Audit Committee may require a statement from the Registered Public Accounting Firm on a basis more frequent than annually regarding all relationships between the Registered Public Accounting Firm and the Company. The Audit Committee shall take such action as is appropriate in response to the Registered Public Accounting Firm’s report to satisfy itself as to the Firm’s independence.

•	The Audit Committee shall at least on an annual basis review and evaluate the performance of the Registered Public Accounting Firm’s lead partner responsible for the Company’s audit and see that such partner is rotated off the Company’s audit at least as frequently (5 years) as required by the Sarbanes-Oxley Act. The Company’s management and the personnel responsible for the Company’s internal audit function should be consulted in relation to this review. The Audit Committee should also consider whether there should be a rotation on a regular basis of the Registered Public Accounting Firm responsible for the Company’s audit.

•	The Audit Committee should present its conclusions regarding the independence of the Registered Public Accounting Firm to the Board of Directors.

•	Subject to ratification by the vote of at least a majority of the members of the Audit Committee, the Chairman of the Audit Committee, in his discretion, may approve up to $50,000 in fees to the Company’s Registered Public Accounting Firm arising from matters outside of the primary engagement letter between the Company and firm.

Audit Committee Charter – continued

Oversight Responsibilities

•	The Audit Committee shall discuss the Company’s annual audited financial statements and quarterly financial statements with management and the Registered Public Accounting Firm including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Audit Committee should also review and discuss Company earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

•	The Audit Committee shall discuss policies with respect to risk assessment and risk management, and should review and evaluate the effectiveness of the Company’s process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company.

•	The Audit Committee should consider and review with management and the Registered Public Accounting Firm:

—	the effectiveness of or weaknesses in the Company’s internal controls including the Company’s internal audit function, computerized information system controls and security, the overall control environment, and accounting and financial controls.

—	any related significant findings and recommendations of the Registered Public Accounting Firm together with management’s responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

•	The Audit Committee shall review with the Registered Public Accounting Firm the coordination of audit efforts to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

•	The Audit Committee shall discuss with management and the Company’s Registered Public Accounting Firm the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

•	The Audit Committee shall set clear hiring guidelines for employees or former employees of the Company’s Registered Public Accounting Firm.

•	The Audit Committee shall report regularly to the Board of Directors. In doing so, the Audit Committee should review with the full Board of Directors any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s Registered Public Accounting Firm and the performance of the Company’s internal audit function.

Financial Reporting

•	Although it is not the responsibility of the Audit Committee to prepare the Company’s financial statements and disclosures, the Audit Committee must review:

—	major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

—	analyses prepared by the Company’s management and or the Registered Public Accounting Firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on financial statements; and

Audit Committee Charter – continued

—	the effect of regulatory accounting initiatives, as well as any off-balance sheet structures, on the Company’s financial statements.

•	The Audit Committee shall regularly review with the Company’s Registered Public Accounting Firm any audit problems or difficulties encountered in the course of the audit work and the response of the Company’s management to such problems or difficulties. Such regular review shall include any restrictions on the scope of the Registered Public Accounting Firm’s activities or requested information, and any significant disagreement with management. To that end, the Audit Committee should review and discuss the following items with the Registered Public Accounting Firm:

—	any accounting adjustments that were noted or proposed by the Registered Public Accounting Firm but were “passed” (as immaterial or otherwise);

—	any communications between the Registered Public Accounting Firm’s audit team and the Registered Public Accounting Firm’s national office respecting auditing or accounting issues presented by the engagement;

—	any “management” or “internal control” letter issued, or proposed to be issued, by the Registered Public Accounting Firm to the Company; and

—	the responsibilities, budget and staffing of the Company’s internal audit function.

•	The Audit Committee shall review the Company’s filings with the Securities and Exchange Commission and other agencies and other published documents containing the Company’s financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the Company’s financial statements.

•	The Audit Committee shall review with management and the Company’s Registered Public Accounting Firm at the completion of the annual examination:

—	the Company’s annual financial statements and related footnotes.

—	the Registered Public Accounting Firm’s audit of the financial statements and their report thereon.

—	any significant changes required in the Registered Public Accounting Firm’s audit plan.

—	any serious difficulties or disputes with management encountered during the course of the audit.

—	the existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

—	other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards or applicable standards established by the Public Company Accounting Oversight Board.

—	review and approve the Company’s accounting principles.

•	The Audit Committee shall review with management and the Registered Public Accounting Firm at the completion of the quarterly review and the annual audit prior to the filing of the Forms 10-Q and 10-K, respectively, the matters set forth above and other matters contained within Statement of Auditing Standards 61, including, but not limited to, significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and as such standards as may be promulgated by the Public Company Accounting Oversight Board.

Audit Committee Charter – continued

Audit Committee Report

•	In connection with the annual audit of the Company’s financial statements and the Audit Committee’s discussions with the Company’s Registered Public Accounting Firm and the Company’s management, the Audit Committee shall provide a report in the Company’s proxy statement, no less frequently than required by the rules and regulations of the Securities and Exchange Commission, stating whether the Audit Committee has reviewed and discussed the audited financial statements with management, whether the Audit Committee has discussed with the Registered Public Accounting Firm the matters required to be discussed pursuant to Statement of Auditing Standards 61 and any other applicable standards and whether the Audit Committee has received the written disclosures and the letter from the Registered Public Accounting Firm required by Independence Standards Board Standard No. 1 and has discussed with the Registered Public Accounting Firm its independence.

Compliance with Laws and Regulations

•	The Audit Committee shall ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

•	The Audit Committee shall review with the Company’s general counsel and others any legal, tax, or regulatory matters that may have a material impact on Company operations and the financial statements, related Company compliance policies, and programs and reports received from regulators.

Compliance with Codes of Ethical Conduct

•	The Audit Committee shall review and assess the Company’s processes for administering those sections of the Company’s Corporate Governance Guidelines and the Company’s Code of Business Conduct and Ethics which relate to matters within the purview of the Audit Committee Charter.

•	The Audit Committee shall review with the Registered Public Accounting Firm the results of the Registered Public Accounting Firm’s review of the Company’s monitoring of compliance with the Company’s Corporate Governance Guidelines and the Company’s Code of Business Conduct and Ethics, including compliance with the Foreign Corrupt Practices Act.

•	The Audit Committee shall review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the Registered Public Accounting Firm.

•	Procedures for Addressing Complaints about Accounting Matters and Allegations of Fraud

—	The following procedures are established to receive and handle whistle blower complaints regarding allegations of accounting fraud by the Company (Accounting Complaints”).

—	In the discretion of the Audit Committee, the responsibilities of the Audit Committee in regard to these procedures may be delegated to the Chairman of the Audit Committee.

—	Any person may make an Accounting Complaint directly to the Audit Committee Chairman in writing to the attention of the Audit Committee Chairman at the address shown on the contacts page on this website.

—	Any Accounting Complaint correspondence should be clearly marked as an urgent matter for consideration by the Audit Committee. Upon receipt of such a communication, the Audit Committee Chairman will provide the Company’s General Counsel with a copy of such correspondence. The General Counsel will summarize the correspondence in reasonable detail including the date of receipt by the Audit Committee Chairman, the nature of the complaint, the

Audit Committee Charter – continued

specific allegations of the complaint, whether the allegations constitute an Accounting Complaint, and the proposed process of investigation. This correspondence prepared by the General Counsel shall be provided to the Audit Committee Chairman and members of the Audit Committee. The decision whether to initiate any investigation will be with the Audit Committee with the assistance of the General Counsel.

—	In the event an Accounting Complaint involves or implicates the General Counsel, the General Counsel shall recuse himself from the matter, and inform the Audit Committee in writing. The Audit Committee shall promptly after receipt of such recusal appoint outside counsel.

—	The Audit Committee with the assistance of the General Counsel will investigate any complaint determined to be an Accounting Complaint. Upon completion of the investigation the Audit Committee with assistance of the General Counsel shall prepare a report which includes the result of the investigation. Any report shall be prepared in reasonable detail including and shall be in addition to any information previously provided to the Audit Committee by the General Counsel. The report at a minimum will include a description of the Accounting Complaint, the steps taken in the investigation, any factual findings, and the recommendations for any corrective actions, if any.

—	All investigations are to be conducted in a confidential manner, so that information will be disclosed only as needed to facilitate review of the investigation materials, or otherwise as required by law.

—	In conduct of any investigation, the Audit Committee shall have all the powers generally granted it under the Audit Committee Charter.

—	Consistent with the policies of the Company, the Audit Committee, the General Counsel and the Company’s management will not retaliate or attempt to retaliate, and will not tolerate any retaliation or attempted retaliation by any other person or group, directly or indirectly, against anyone who, in good faith, makes an Accounting Complaint, or provides assistance to the Audit Committee, the General Counsel or the Company’s management or any other person or group, including any governmental, regulatory or law enforcement body, investigating or otherwise helping to resolve an Accounting Complaint.

—	Employees of the Company are specifically authorized to make Accounting Complaints using the procedures described in this Audit Committee Charter on a confidential or anonymous basis. All Accounting Complaints received from employees will be treated confidentially or anonymously, as applicable, to the extent reasonable and practicable under the circumstances.

—	The Audit Committee and the General Counsel will retain on a strictly confidential basis for a period of seven years all records relating to any Accounting Complaint and to investigation and resolution thereof. All such records are confidential to the Company and protected by attorney-client privilege and/or the attorney work product doctrine. Such records will be considered privileged and confidential.

—	The Company will cause these procedures to be communicated to all employees and posted on the Company’s website as part of the Company’s Audit Committee Charter.

PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF STOCKHOLDERS
REMINGTON OIL AND GAS CORPORATION

May 25, 2005

• PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED •

☑	PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE.

		FOR	WITHHELD
1.	Election of Directors.	☐	☐	NOMINEES:	John E. Goble, Jr., William E. Greenwood, Robert P. Murphy,	3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
For, except vote withheld from the following Nominee(s).					David E. Preng, Thomas W. Rollins, Alan C. Shapiro and James A. Watt

2.	Ratification of Selection of Independent Auditor

FOR	AGAINST	ABSTAIN
☐	☐	☐

Signature(s) _________________________________________ __________________________ Date: ________________, 2005

NOTE:	Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

REMINGTON OIL AND GAS CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Frank T. Smith, Jr., and Steven J. Craig, or either of them, proxies with the full power of substitution, to vote as set forth herein all shares of common stock of Remington Oil and Gas Corporation (the “Company”) held of record by the undersigned as of March 31, 2005, at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on May 25, 2005 at 9:00 a.m. central daylight time, and any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     You are encouraged to specify your choices by marking the appropriate box. SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors recommendations. The Proxies cannot vote your shares unless you sign and return this card.

(TO BE SIGNED ON THE REVERSE SIDE)